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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 9, 2005


                       Morgan Stanley ABS Capital I Inc.
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             (Exact name of registrant as specified in its charter)


             Delaware                   333-113543               13-3939229
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(State or Other Jurisdiction of      (Commission File         (I.R.S. Employer
          Incorporation)                  Number)            Identification No.)


              1585 Broadway
            New York, New York                                       10036
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     (Address of Principal Executive                               (Zip Code)
                 Offices)

        Registrant's telephone number, including area code (212) 761-4000
                                                           ---------------------

                                    No Change
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          (Former name or former address, if changed since last report)
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

      Item 8.01. Other Events

            In connection with the offering of IXIS Real Estate Capital Trust 2005-HE2, Mortgage Pass-through certificates, Series 2005-HE2, certain "Computational Materials", dated May 9, 2005, within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

      Item 9.01. Financial Statements and Exhibits

      (a)   Not applicable

      (b)   Not applicable

      (c)   Exhibit 99.1. Related Computational Materials (as defined in Item
            8.01 above)

      (d)   Exhibit 99.2. Related Computational Materials (as defined in Item
            8.01 above)

      (e)   Exhibit 99.3. Related Computational Materials (as defined in Item
            8.01 above)

      (f)   Exhibit 99.4. Related Computational Materials (as defined in Item
            8.01 above)

      (g)   Exhibit 99.5. Related Computational Materials (as defined in Item
            8.01 above)

      (h)   Exhibit 99.6. Related Computational Materials (as defined in Item
            8.01 above)

      (i)   Exhibit 99.7. Related Computational Materials (as defined in Item
            8.01 above)

      (j)   Exhibit 99.8. Related Computational Materials (as defined in Item
            8.01 above)

                                   SIGNATURES

            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                        MORGAN STANLEY ABS CAPITAL I INC.
                              as Depositor and on behalf of IXIS Real Estate Capital Trust 2005-HE2
                              Registrant


                                   By: /s/ Gail McDonnell
                                       -----------------------------------------
                                       Name:  Gail McDonnell
                                       Title: Vice President

Dated:  April 10, 2005

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1           Related Computational Materials (as defined in Item 8.01 above).

99.2           Related Computational Materials (as defined in Item 8.01 above).

99.3           Related Computational Materials (as defined in Item 8.01 above).

99.4           Related Computational Materials (as defined in Item 8.01 above).

99.5           Related Computational Materials (as defined in Item 8.01 above).

99.6           Related Computational Materials (as defined in Item 8.01 above).

99.7           Related Computational Materials (as defined in Item 8.01 above).

99.8           Related Computational Materials (as defined in Item 8.01 above).